

SilverBow Resources Corporate Presentation

May 2022

SilverBow
RESOURCES®

Forward-Looking Statements







THE MATERIAL INCLUDED herein which is not historical fact constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These opinions, forecasts, scenarios and projections relate to, among other things, estimates of future commodity prices and operating and capital costs, services costs, impact of inflation, capital expenditures, levels and costs of drilling activity, estimated production rates or forecasts of growth thereof, hydrocarbon reserve quantities and values, potential oil and gas reserves expressed as "EURs," assumptions as to future hydrocarbon prices, liquidity, cash flows, operating results, availability of capital, internal rates of return, net asset values, drilling schedules and potential growth rates of reserves and production, all of which are forward-looking statements. These forward-looking statements are generally accompanied by words such as "could," "believe," "anticipate," "intend," "estimate," "budgeted," "guidance," "forecast," "expect," "may," "continue," "predict," "potential," "plan," "project" and similar expressions although not all forward-looking statements contain such identifying words. Although the Company believes that such forward-looking statements are reasonable, the matters addressed represent management's expectations or beliefs concerning future events, and it is possible that the results described in this presentation will not be achieved. These forward-looking statements are based on current expectations and assumptions and are subject to a number of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from the results discussed in the forward-looking statements, including among other things: the severity and duration of world health events, including the COVID-19 pandemic, related economic repercussions including disruptions in the oil and gas industry; the supply of oil and actions by the members of the Organization of the Petroleum Exporting Countries ("OPEC") and Russia (together with OPEC and other allied producing countries, "OPEC+") with respect to oil production levels and announcements of potential changes in such levels; political tensions or war; the benefits of and risks related to the recently announced Sundance and SandPoint acquisitions including risk that the transactions will not be completed on the timeline or terms currently contemplated, that the benefits of the transactions may not be fully realized or may take longer to realize than expected, that the costs of the acquisitions will be significant, and that management attention will be diverted to transaction-related issues; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees, performance of contracts and supply chain disruptions; volatility in natural gas, oil and NGL prices; liquidity including our ability to satisfy our short- or long-term liquidity needs; our ability to execute our business strategy, including the success of our drilling and development efforts and strategic initiatives; timing, cost and amount of future production of oil and natural gas; expectations regarding future free cash flow; and other factors discussed in the Company's reports filed with the Securities and Exchange Commission ("SEC"), including its Annual Report on Form 10-K for the year ended December 31, 2021 and Quarterly Reports on Form-Q and Current Reports on Form 8-K filed thereafter.

All forward-looking statements speak only as of the date of this presentation. You should not place undue reliance on these forward-looking statements

CAUTIONARY NOTE Regarding Potential Reserves Disclosures – Current SEC rules regarding oil and gas reserve information allow oil and gas companies to disclose proved reserves, and optionally probable and possible reserves that meet the SEC's definitions of such terms. In this presentation, we refer to estimates of resource "potential" or "EUR" (estimated ultimate recovery quantities) or "IP" (initial production rates) or other descriptions of volumes potentially recoverable, which in addition to reserves generally classifiable as probable and possible include estimates of reserves that do not rise to the standards for possible reserves, and which SEC guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the oil and gas disclosures in our Form 10-K and other reports and filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and are subject to greater uncertainties, and accordingly the likelihood of recovering those reserves is subject to greater risk.

THIS PRESENTATION has been prepared by the Company and includes market data and other statistical information from sources believed by it to be reliable, including independent industry publications, government publications or other published independent sources. Some data is also based on the Company's good faith estimates, which is derived from its review of internal sources as well as the independent sources described above. Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness. THIS PRESENTATION includes information regarding our current drilling and completion costs and historical cost reductions. Future costs may be adversely impacted by increases in oil and gas prices which results in increased activity. THIS PRESENTATION references non-GAAP financial measures. Please see the Appendix to this presentation for definitions and reconciliations to the most directly comparable GAAP measure. Non-GAAP measures should not be considered in isolation or as a substitute for related GAAP measures or any other measure of a Company's financial or operating performance presented in accordance with GAAP. THIS PRESENTATION includes information regarding our PV-10 as of 12/31/21. PV-10 represents the present value, discounted at 10% per year, of estimated future net cash flows. The Company's calculation of PV-10 using SEC or strip prices herein differs from the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC in that it is calculated before income taxes rather than after income taxes using the average price during the 12-month period, determined as an unweighted average of the first-day-of-the-month price for each month. The Company's calculation of PV-10 using SEC or strip prices should not be considered as an alternative to the standardized measure of discounted future net cash flows determined in accordance with the rules and regulations of the SEC.

SilverBow
RESOURCES®

SilverBow Investment Highlights

SBOW
LISTED
NYSE

Pure Play E&P	Established operator with deep technical experience and in-basin knowledge
Balanced Commodity Mix	Inventory provides optionality in capital allocation based on prevailing commodity prices
Exposure to Premium Markets	Competitive advantage from exposure to favorable Gulf Coast pricing
Focus on Costs & Margins	Peer-leading cost structure with relentless focus on margins and capital efficiency
Returns Driven	Maximize return on capital investments through repeatable execution and financial discipline

Long-term strategy remains intact with multiple playbooks for the future

SBOW
LISTED
NYSE

Company Overview

SilverBow RESOURCES®

Strategic Aim
Targeted Results

SilverBow is an independent oil and gas company with operations spanning all commodity phase windows of the Eagle Ford and Austin Chalk in South Texas



Legend
SilverBow Acreage
Fayette
Colorado
Gonzales
Lavaca
De Witt
Atascosa
Karnes
Dimmit
La Salle
Live Oak
McMullen
Webb

Corporate Profile

- **DISCIPLINE** Ability to allocate capital across a diversified commodity base
- **EXECUTION** Track record of solid well results and free cash flow generation
- **PRICING** Infrastructure proximity to favorable Gulf Coast markets
- **EFFICIENCY** Focus on reducing costs to maximize margins and returns
- **FLEXIBILITY** Balance sheet provides financial and operational flexibility
- **LEADERSHIP** Proven management team with substantial experience in the play

NYSE Symbol	SBOW
Market Capitalization[1]	$617 million
Enterprise Value[1]	$965 million
12/31/21 PDP PV-10 Value[2]	$1.3 billion
12/31/21 PV-10 Value[2]	$2.4 billion
1Q22 Production	226 MMcfe/d
1Q22 Production Mix	77% Gas
YE21 Proved Reserves	1,416 Bcfe
% Proved Developed	46%
Net Acreage[3]	132,000

Disciplined growth prioritizing significant free cash flow generation

(1) Refer to Appendix for calculation of Market Capitalization and Enterprise Value
(2) PV-10 based on SilverBow's 12/31/21 reserves and strip pricing as of 4/5/22
(3) SilverBow acreage position as of 3/31/22

SBOW LISTED NYSE

1Q22: Strategic Consolidation in Eagle Ford

RECENT HIGHLIGHTS

Acquisition Activity

Announced acquisitions of Sundance and SandPoint
Meaningfully increases net production and cash flow
Acreage highly contiguous with existing footprint
Expected synergies from larger size and scale

Inventory Expansion

M&A bolsters inventory with ~200 net economic locations added; pro forma multi-decade drilling inventory(1)

Free Cash Flow

1Q22 FCF of $28MM(2), driving debt reduction and providing a funding source for announced acquisitions

Balance Sheet

1Q22 liquidity of $262MM, $28MM increase Q/Q
Increased borrowing base from $460MM to $525MM
Reduced debt $50MM Y/Y; YE22 target leverage <1.0x(2)

D&C Activity

Completed 1 Austin Chalk well and drilled 8-well La Mesa pad which includes 2 Austin Chalk wells; first production from 8-well pad expected late 2Q22

Note: Projections based on strip pricing as of 4/5/22
(1) Based on rig-years of drilling and total gross well count of ~645 locations pro forma
(2) Refer to Appendix for calculation of Adjusted EBITDA for Leverage Ratio and Free Cash Flow

ESG: At the Core of Our Business

TOP WORK PLACES 2021 HOUSTON CHRONICLE

Environmental

SilverBow is committed to reducing environmental impact through sustainable operations

- Focused on reducing GHG emissions, especially methane emissions throughout its asset base.
- Utilizes green flowbacks to reduce gas flaring and currently in the process of reviewing flare efficiencies.
- Exploring continuous monitoring options

Social

SilverBow is committed to its workforce through cultural "SBOWay" values

- Employee recognition through quarterly 'MVP' awards. Provide leading benefits, training and environment improvements
- "Leads the Way" through SilverBow Cares – feeding the hungry, serving the military and supporting education
- Named as a 2021 Top Workplace in Houston, marking second year in a row SilverBow received this distinction

SBOWay: ONE TEAM • UNLEASH POTENTIAL • DRIVE VALUE • LEAD THE WAY • SAFETY STRONG

Governance

SilverBow aligns executive compensation with the creation of shareholder value

- Independent
  - 6 out of 7 Directors, incl. Chairman
  - Compensation Consultant
- Strong historical shareholder support for Say on Pay
  - ~98% support in 2021
- Annual compliance by all Directors, Officers and employees

Safety

SilverBow maintains a safe and incident free workplace

- "Safety Strong": 1,460+ days since last Lost Time Accident
- Production Operations team recently celebrated its five year anniversary with zero OSHA recordable accidents
- 3-Yr Avg. TRIR(1) of 0.13; 2021 TRIR of 0.15

SilverBow RESOURCES Cares

SilverBow is dedicated to working with, and caring for, the communities where we work, operate and live as "One Team" through charitable giving and volunteer opportunities. SBOW Cares is the philanthropic arm of our Company through which our employees serve those around us.

SBOW recognized as a Top Workplace in Houston for the second year in a row!

(1) Total Recordable Incident Rate (TRIR) is total number of recordable incidents x 200,000 divided by total man hours worked



Transaction Update

Eagle Ford and Austin Chalk Expansion

SilverBow has maintained a successful, consistent track record of both strategic M&A / A&D and organic growth within the Eagle Ford

2019

DVO
Entry into liquids-rich window of Eagle Ford & Austin Chalk (Dimmit)

Liquids Acq.
Acquired oil assets close to existing SBOW liquids position

Vitruvian
Acquired 82k net acres in dry gas window of Southern Eagle Ford

La Mesa
Farm-in opportunity, lease to sales in only 190 days, 123 Bcf reserves in place

2020

Artesia / AWP
Organic leasing strategy added ~15 oil locations for near-term drilling

2021

Teal
Acquired 2,500 Boe/d (71% liquids) and 100+ locations for ~$75MM

Private Co.
Acquired incremental interest and offset acreage at La Mesa for ~$24MM

Post Oak
Acquired ~41k net acres and 25+ oil / 75+ gas Eagle Ford locations for ~$33MM

2022

Sundance
Acquired 11,100 Boe/d (84% liquids) and 155 locations for ~$354MM

SandPoint
Acquired 4,650 Boe/d and ~44 locations for ~$71MM

Since August 2021, SBOW has participated in 5 of the last 10 transactions(1) in the Eagle Ford representing over $550 million in consideration

(1) Excludes royalty and mineral transactions

Expanding on Track Record of South Texas Acquisitions

SBOW
LISTED
NYSE



Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
Zavala
Frio
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Webb
Duval
Jim Wells
Bastrop
Caldwell
Fayette
Colorado
Gonzales
Lavaca
De Witt
SilverBow
RESOURCES
SilverBow
Acquired Assets
Private Co.
Post Oak
Teal
Sundance
SandPoint
0 12.5 25 50
Miles

Acquisition Highlights

Key Asset Statistic	Private Co.	Post Oak	Teal	Sundance	SandPoint	Total
Closed Date	Aug-21	Oct-21	Nov-21	Est. 3Q22	Est. 2Q22	--
Total Consideration ($MM)[1]	~$24 (cash & stock)	~$33 (all stock)	~$75 (cash & stock)	~$354 (cash & stock)	~$71 (cash & stock)	~$557 (cash & stock)
Net Acres	848	41,000	17,000	39,000	26,600	124,500
Net Production (Boe/d)	~1,667 (Apr-21)	~1,580 (Jun-21)	~2,500 (May-21)	~11,100 (Jan-22)	~4,650 (May-22E)	~21,497
Production Mix	100% gas	39% liquids	71% liquids	84% liquids	30% liquids	61% liquids
PDP Wells (WI / NRI)	12 (16% / 12%)	21 (100% / 75%)	111 (56% / 42%)	239 (83% / 64%)	18 (~96% / ~72%)	429 (76% / 58%)
Net Locations	17	25+ oil / 75+ gas	100+	~155	~44	415+
EBITDA ($MM)	~$9.5[2]	~$16[2]	~$28[3]	~$170[4]	~$29[4]	~$253

(1) Purchase price based on figure disclosed at time of announcement
(2) 2021E EBITDA at 7/15/21 strip pricing
(3) 2021E EBITDA at 9/30/21 strip pricing
(4) 2022E EBITDA at 4/5/22 strip pricing

Transaction Overview: Sundance and SandPoint

SBOW LISTED NYSE

	Sundance Energy	SandPoint Resources
Transaction Structure	• SilverBow has entered into a definitive agreement to acquire the assets of Sundance Energy, Inc. and two affiliated entities (collectively "Sundance") • Total consideration of $354 million ▪ $225 million upfront cash payment[(1)] ▪ 4.1 million shares of SilverBow common stock valued at $129 million based on 30-day VWAP as of 4/8/22[(2)] ▪ Up to $15 million contingent payments[(3)]	• SilverBow has entered into a definitive agreement to acquire the assets of SandPoint Operating, LLC, a subsidiary of SandPoint Resources, LLC, (collectively, “SandPoint") • Total consideration of $71 million ▪ $31 million cash payment ▪ 1.3 million shares of SilverBow common stock valued at $40 million based on 30-day VWAP as of 4/8/22[(2)]
Funding	• Cash portion of purchase price to be funded with RBL borrowings • Incremental RBL capacity expected from upsized borrowing base	
Leadership	• Existing SilverBow management team and Board of Directors	
Approvals & Timing	• Transaction unanimously approved by SilverBow and Sundance Board of Directors • Effective date of 5/1/22 with anticipated closing in June or July	• Transaction unanimously approved by SilverBow and SandPoint Board of Directors • Effective date of 5/1/22 with anticipated closing in May

(1) Cash consideration at close will be reduced by $16.5 million related to the assumption of Sundance’s existing hedge book
(2) SilverBow’s 30-day volume weighted average price as of 4/8/22 = $30.98
(3) Contingent consideration includes a $7.5 million payment if WTI averages greater than or equal to $95/Bbl beginning on the execution date and ending on 12/31/22 and an additional $7.5 million payment if WTI averages greater than or equal to $85/Bbl for calendar year 2023

Achieving Key Objectives Through Strategic M&A

SBOW LISTED NYSE

Key Objectives	Sundance & SandPoint
Increase scale through double digit production and EBITDA growth	▪ Increases FY22E net production by 33% relative to standalone SilverBow (132% increase to oil production) ▪ Incremental cash flow enhances SilverBow's size and scale
Expand high-return inventory through leasing and accretive acquisitions	▪ Adds 200 net Eagle Ford and Olmos locations ▪ Expands Eagle Ford footprint in oil and condensate windows of Atascosa, La Salle, McMullen and Live Oak counties
Optimize capital efficiency and cost metrics within balanced portfolio	▪ Opportunity to lower per unit operating costs through SilverBow's leading low cost-structure ▪ Minimal incremental G&A from acquired assets
De-lever balance sheet through debt reduction and cash flow generation	▪ Purchase price multiple for both acquisitions accretive to pre-announcement EBITDA multiple of 3.1x(1) ▪ Projected pro forma 2022E leverage ratio of <1.0x(2)

SBOW delivering on its key objectives with accretive, strategic acquisitions

Note: Projections based on strip pricing as of 4/5/22

(1) SilverBow EBITDA based on 2022E management projections based on strip pricing as of 4/5/22; share price as of 4/5/22 and share count as of 3/31/22 (pre-M&A announcement)

(2) Leverage defined as Total Debt / LTM Adjusted EBITDA

SBOW LISTED NYSE

Sundance Overview

Asset Overview

- Premium asset located along the core fairway of the volatile oil and condensate windows
  - Acreage contiguous with SilverBow's existing footprint
- Multiple targets across the LEF and UEF
- Liquid-heavy current net production of ~11.1 MBoe/d (84% liquids)(1)
- ~8 years of high return drilling inventory at ~1 rig drilling pace
- Favorable marketing and land arrangements with 96% of acreage held by production

Key Sundance Statistics

Net Acres	~39,000
January 2022 Net Production (MBoe/d)	~11.1 (84% liquids)
PDP Wells (WI / NRI)	239 (~83% / ~64%)
Economic Net Locations	155
2022E EBITDA ($MM)	~$170
PDP PV-10 ($MM)(2)	~$277


Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
SilverBow
Sundance
Kendall
Comal
Caldwell
Fayette
Bandera
Colorado
Guadalupe
Bexar
Gonzales
Lavaca
Medina
Wilson
De Witt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
Maverick
Goliad
Calhoun
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
Frio
Atascosa
La Salle
McMullen
Live Oak

Note: Projections based on strip pricing as of 4/5/22. 2022E represents full year 2022
(1) Represents January 2022 daily production
(2) Represents management's estimates of PDP volumes and values based on a 5/1/22 effective date and NYMEX strip prices as of 4/5/22

SandPoint Overview

Asset Overview

- Premium asset located in liquids rich window
  - Acreage contiguous with SilverBow's existing footprint across La Salle and McMullen counties
- Multiple targets across Eagle Ford and Olmos
- May 2022E net production of ~4.7 MBoe/d
- Potential upside from additional Olmos and Eagle Ford locations
- Provides for operational efficiencies with no incremental overhead

Key SandPoint Statistics

Net Acres[(1)]	~27,000
May 2022E Net Production (MBoe/d)	~4.7 (30% liquids)
PDP Wells (WI / NRI)	18 (~96% / ~72%)
Economic Net Locations	44
2022E EBITDA ($MM)	~$29
PDP PV-10 ($MM)[(2)]	~$89



Eagle Ford Shale Play
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas
SilverBow
SandPoint
Kendall
Comal
Caldwell
Fayette
Bandera
Colorado
Guadalupe
Bexar
Gonzales
Lavaca
Medina
Wilson
De Witt
Jackson
Zavala
Frio
Atascosa
Karnes
Victoria
Maverick
Goliad
Calhoun
Dimmit
Bee
La Salle
McMullen
Live Oak
Refugio
Aransas
San Patricio
Webb
Duval
Jim Wells
Nueces
La Salle
McMullen

Note: Projections based on strip pricing as of 4/5/22. 2022E represents full year 2022

(1) Includes 2,162 net acres with Eagle Ford / Olmos and 24,412 Olmos only net acres

(2) Represents management's estimates of PDP volumes and values based on a 5/1/22 effective date and NYMEX strip prices as of 4/5/22

Strong Operating and Financial Metrics

Key metrics increase by ~50%-100%, while shares outstanding only increase by 33%. YE22 leverage ratio expected to be <1.0x pro forma for transactions

Transaction Impact Summary

	Standalone SilverBow	Pro Forma SilverBow	% Change[1]
2022E Production (MBoe/d)	38 - 42	51 - 55	+33%
% Oil	13%	23%	+76%
Net Acres[2]	~132,000	~198,000	+50%
Gross Locations	~400	~645	+61%
2022E EBITDA ($MM)	$300 - $330	$490 - $530	+62%
2022E Capex ($MM)	$180 - $200	$260 - $300	+47%
2022E FCF ($MM)[3]	$90 - $110	$180 - $250	+115%
PDP PV-10 ($MM)[4]	$1,194	$1,560	+31%
Shares Outstanding (MM)[5]	16.8	22.3	+33%

Note: Projections based on strip pricing as of 4/5/22
Assumes a full year of results from SilverBow, Sundance and SandPoint. Expected SilverBow reported 2022 results will be lower than Pro Forma based on the effective and closing dates for each transaction

(1) % change based on midpoint of pro forma range relative to midpoint of standalone range, where applicable
(2) SilverBow acreage position as of 3/31/22
(3) Free cash flow calculated as EBITDA less interest expense and capex
(4) PV-10 based on 5/1/22 effective date and NYMEX strip prices as of 4/5/22. Represents management's estimates for consolidated SilverBow, Sundance and SandPoint
(5) Shares issued assumes 4.1 million shares issued for Sundance and 1.3 million shares issued for SandPoint

Inventory Runway Across Eagle Ford & Austin Chalk

Key Asset Statistic	SilverBow	Sundance	SandPoint	Total
Net Acres	~132,000	~39,000	~27,000	198,000
% Gas / Liquids (Reserves)	80% Gas	83% Liquids	60% Gas	59% Gas
Gross Producing Wells	489	239	18	~750
Gross Locations	~400 (307 net)	~200 (155 net)	~45 (44 net)	~645 (~500 net)
Rig-years	~13 years	~8 years	~2 years	>20 years


Bastrop
Caldwell
Fayette
Colorado
Gonzales
Lavaca
Wharton
Wilson
De Witt
Jackson
Atascosa
Karnes
Zavala
Frio
Victoria
Maverick
Goliad
Dimmit
La Salle
McMullen
Live Oak
Bee
Refugio
Calhoun
San Patricio
Webb
Duval
Jim Wells
Nueces
Kleberg
0 15 30 60
Miles
Legend
SilverBow
Sundance
SandPoint
Phase Windows
Black Oil
Volatile Oil
Condensate
Wet Gas
Dry Gas

SBOW establishing multi-decade, balanced commodity inventory across acreage position

Note: SilverBow acreage position as of 3/31/22. All future locations include proved and prospective

Note: % Liquids / Gas based on PDP reserves as of 12/31/21

Note: Gross producing and undrilled locations as of 1Q22, including announced acquisitions

Accretive, Strategic Consolidation in Eagle Ford

SBOW
LISTED
NYSE

Significantly Increases Scale

- Meaningfully increases net production, EBITDA and FCF; >$700MM of 2023E EBITDA for pro forma SilverBow
- Builds upon track record of accretive Eagle Ford consolidation with five announced acquisitions since 3Q21

Compelling Industrial Logic

- Acquired acreage highly contiguous with existing SilverBow footprint
- Drives capital and operating efficiencies, with ~$15MM of synergies expected per year

Financially Accretive Across Key Metrics

- Accretive to 2022E / 2023E CF per share and FCF per share

Adds Liquids-Weighted Production and Inventory

- Transaction increases pro forma % oil mix from ~13% to ~23%
- Significantly increases core inventory with ~200 net economic locations
- Sundance acquisition provides oil optionality to complement existing high return gas-weighted inventory

Strengthens Financial Profile with Increased Free Cash Flow

- Optimized development plan and increased FCF enables double digit production growth with re-investment rate[(1)] of <60%
- ~$450MM of incremental FCF from 2022E-2024E and >$1BN in total cumulative FCF for pro forma SilverBow

Maintains Conservative Leverage with Simplified Balance Sheet

- Enhanced FCF profile enables deleveraging with YE22E target of <1.0x
- Funding through RBL facilitates closing with future financing optionality

Note: Projections based on strip pricing as of 4/5/22. Free cash flow calculated as EBITDA less interest expense and capex
(1) Re-investment rate defined as Capex / (Free Cash Flow plus Capex)



Operations Update

2022: Key Objectives & Looking Ahead

SBOW
LISTED
NYSE

Key Objectives

Increase
scale through double digit production and EBITDA growth

Expand
high-return inventory through leasing and accretive acquisitions

Optimize
capital efficiency and cost metrics within balanced portfolio

De-lever
balance sheet through debt reduction and cash flow generation

2Q22 Preview

OPERATIONS

Production ramp from 11 TILs

First sales from 8-well La Mesa pad expected late 2Q

CAPEX

~$70MM 2Q22 Capex

Drilling La Salle and McMullen oil assets

OPTIONALITY

Integrating SandPoint deal[1]

Emphasizing accretive leasing campaign

FY22 Outlook

OPERATIONS

Focus on returns and efficiency

Continue to monitor service cost environment

CAPEX

Stepping up to 2-rig program in 2H22 upon closing of Sundance acquisition

INTEGRATION

Increased scale from recent acquisitions

Targeting YE22 leverage of <1.0x

Positive momentum for both commodities with operational flexibility to adjust real-time

(1) SilverBow expects to close SandPoint transaction in May 2022

SBOW
LISTED
NYSE

Top Tier Assets Across Balanced Commodity Mix

Recent Gas Well Results

1. **Rio Bravo Austin Chalk Single Well (Rio Bravo)**
   30-day rate: 13 MMcf/d
   100% Gas

2. **Rio Bravo Austin Chalk Single Well (Rio Bravo)**
   30-day rate: 10 MMcf/d
   100% Gas

3. **Fasken Austin Chalk Single Well (Fasken)**
   30-day rate: 12 MMcf/d
   100% Gas

4. **La Mesa II 6 Well Pad (La Mesa)**
   30-day rate: 84 MMcf/d
   100% Gas

5. **La Mesa I 6 Well Pad (La Mesa)**
   30-day rate: 100 MMcf/d
   100% Gas

6. **ARN 3 Well Pad (Artesia)**
   30-day rate: 17 MMcfe/d
   64% Gas



N
Wilson
Zavala
Frio
Atascosa
Karnes
Dimmit
La Salle
McMullen
Live Oak
Webb
Duval
Jim Wells
Jim Hogg
0 5 10 20
Miles

Recent Oil Well Results

1. **Briggs Knolle 4 Well Pad (Artesia)**
   30-day rate: 4,202 Boe/d
   78% Liquids

2. **Briggs Knolle 2 Well Pad (Artesia)**
   30-day rate: 2,524 Boe/d
   72% Liquids

3. **Kuykendall 3 Well Pad (AWP)**
   30-day rate: 1,621 Boe/d
   89% Liquids

4. **NBR 1 Well Pad (AWP)**
   30-day rate: 984 Boe/d
   72% Liquids

5. **SMR 3 Well Pad (AWP)**
   30-day rate: 1,825 Boe/d
   90% Liquids

6. **Discher 2 Well Pad (AWP)**
   30-day rate: 1,684 Boe/d
   74% Liquids

Uniquely positioned to capitalize on both commodities within the same basin

Note: SilverBow acreage position and well results as of 3/31/22

Webb County Austin Chalk

Commentary

- Successfully completed four test wells to date
- 49 locations remain to be developed at Rio Bravo, Fasken and La Mesa
- Four single wells delivered to-date with average development costs of $6.5 million; expect to achieve $5.6 million or better on a 7,500 foot lateral
- Consistent results at Rio Bravo and Fasken delivering normalized IPs over 11 MMcf/d

Webb County Map


1 RIO BRAVO STATE 201H
2 FASKEN STATE 201H
3 RIO BRAVO STATE 202H
4 LA MESA RANCH 201H
5 mi

Daily Production[1]


14
12
10
8
6
4
2
0
MMcf/d
0
50
100
150
200
250
300
Producing Days
Average Type Curve

(1) Normalized to 7,500 ft.; Early flowback/cleanup production not shown (first 7 days)
(2) Pricing:
- 2022: $70 | $5.00 | 35%
- 2023: $65 | $4.00 | 35%
- 2024+: $55 | $3.50 | 35%

Economic Potential

Drilling Locations	49
Type Curve EUR	15 Bcfe
% Gas	100%
Type Curve EUR / 1,000 ft	2.0 Bcfe
Average Lateral Length	7,500
Average Gross Well Cost ($MM)	$5.6
NPV-10 ($MM)	$10.7
IRR[2] (%)	100%
Payout (Years)	0.86

Eagle Ford: Geographically Advantaged

Regional Pricing Benefits

- 100% of oil and gas production receives favorable Gulf Coast pricing
- Access to premium markets provides enhanced net-backs and pricing realizations
- Geographically advantaged differentials enhance low cost basis vs. peers
- Significant regional infrastructure presents no takeaway capacity concerns
- Ideally located to meet growing demands via existing regional infrastructure

- LNG exports in 2021 increased to average 10.7 Bcf/d vs 7.3 Bcf/d in 2020
- Post-COVID recovery of industrial, commercial and petrochemical demand


Petrochem. Complex
LNG Exports
Mexico Exports

2021 Texas Gulf Coast Oil Differentials


Cushing (WTI)
Texas
Midland
Eagle Ford
MEH
Differential to WTI
$0
$2
$4
MEH
$0.93
Midland
$0.45

All crude oil production receives favorable Gulf Coast pricing with no takeaway constraints

2021 Natural Gas Pricing & Differentials


Rockies
$3.43
($0.42)
Panhandle
$3.61
($0.23)
$3.60
($0.24)
San Juan
Marcellus
$3.07
($0.77)
Transco
$3.82
($0.02)
$3.50
($0.34)
Waha
HSC
$3.86
$0.02
Henry Hub
$3.84
Legend
Price
Diff.

Gulf Coast market (HSC) yielding $0.04/Mcf to $0.79/Mcf higher netbacks vs. others

Source: Platt's Inside GMR vs. Henry Hub settles, EIA 2021 Annual Energy Outlook and J.P. Morgan



Finance Update

Track Record of Performance & Managing Cycles

SBOW
LISTED
NYSE

Revenue



($MM)
($/Mcfe)
$200
$150
$100
$50
$0
($50)
($100)
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$43
$54
$55
$82
$62
$80
$110
$101
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Oil & Gas Sales
Hedges
Per Unit

LOE



($MM)
($/Mcfe)
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$0.80
$0.60
$0.40
$0.20
$0.00
$5.0
$5.2
$5.3
$6.3
$5.6
$7.4
$8.4
$9.8
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
LOE
Per Unit

Cash G&A, Net



($MM)
($/Mcfe)
$8.0
$6.0
$4.0
$2.0
$0.0
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$5.0
$4.8
$3.6
$3.7
$3.6
$4.1
$5.7
$3.7
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Cash G&A
Per Unit

Adjusted EBITDA[1]



($MM)
($/Mcfe)
$100
$80
$60
$40
$20
$0
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$46.0
$32.7
$45.1
$48.5
$82.6
$58.0
$72.1
$88.0
$73.9
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Adj EBITDA
Per Unit

Efficient operations and low fixed costs contribute to SBOW's success

Note: 2Q20, 3Q20 and 4Q20 metrics reflect strategic curtailment and subsequent return to production

(1) Adjusted EBITDA includes the amortization of previously unwound derivative contracts and contributions from closed acquisitions

SilverBow Realizes Favorable Pricing

SBOW LISTED NYSE

Realized Oil Prices


($/Bbl)
94% of WTI Average Over Last 8 Quarters
(% of WTI)
$105.00
$90.00
$75.00
$60.00
$45.00
$30.00
$15.00
-
120%
100%
80%
60%
40%
20%
-
86%
92%
91%
96%
96%
97%
98%
98%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Realized Oil Price
Benchmark Avg
Realized Oil % of WTI

Realized Gas Prices


($/Mcf)
111% of HH Average Over Last 8 Quarters
(% of HH)
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
-
200%
160%
120%
80%
40%
-
99%
100%
101%
185%
(1)
104%
103%
97%
100%
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
Realized Gas Price
Benchmark Avg
Realized Gas % of HH

SBOW consistently realizes prices close to NYMEX benchmarks

(1) SilverBow experienced unusually high 1Q21 realized natural gas prices due to the unforeseen volatility from extreme cold weather conditions in February 2021. These price fluctuations are not expected to recur

Financial Discipline is Integral to Strategy

SBOW
LISTED
NYSE

- **Maintain strong balance sheet**
  - Active hedging program to protect returns and minimize downside exposure
  - Working capital management
  - No near-term debt maturities
- **Relentless focus on driving down costs**
  - Minimize borrowing costs and financial leakage
- **Disciplined capital allocation**
  - Align capital structure with business model
  - Acute focus on full-cycle returns
  - Strategic business planning across wide range of pricing and operational scenarios
- **Conservative leverage ratio**
  - Target YE22 Leverage Ratio: <1.0x

De-Levering the Balance Sheet[1]



Improving Leverage Ratio
3.50x
3.00x
2.50x
2.00x
1.50x
1.00x
0.50x
0.00x
2.51x
2.08x
1.93x
1.73x
1.25x
1.24x
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22

Debt Maturity Schedule[2]



($MM)
No near-term debt maturities
$600
$500
$400
$300
$200
$100
$0
Undrawn $325
Credit Facility $200
2nd Lien $150
2022
2023
2024
2025
2026

Expect to continue to reduce revolver borrowings and leverage ratio

Note: Borrowing base amount reflects Spring 2022 redetermination. Does not include announced transactions

(1) 1Q22 LTM Adjusted EBITDA of $281.4 million includes $25.3 million of contributions from closed acquisitions

(2) Credit facility drawn and second lien outstanding as of 3/31/22

Capital Structure & Credit Profile

SBOW
LISTED
NYSE

- **Revolving Credit Facility (due Apr-24)**
  - $525 million borrowing base
  - $200 million outstanding
  - SOFR + 3.25%-4.25% with 0.5% floor
  - 11 banks led by J.P. Morgan
  - Total Debt / LTM Adjusted EBITDA <3.0x
- **Second Lien Facility (due Dec-26)**
  - $150 million outstanding
  - LIBOR + 7.50% with 1% LIBOR floor
  - 101 through December 2022 and par thereafter until maturity
  - Net Debt / LTM Adjusted EBITDA <3.25x
- **Common Equity**
  - "SBOW" stock symbol and listed on NYSE
  - 16.850 million shares as of 4/29/22

Capitalization(1)

($MM, except per unit amounts)

Share Price (4/29/22)	$36.60
Shares Outstanding (4/29/22)	16.850
Equity Market Capitalization	**$616.7**
Plus: Revolving Credit Facility	$200.0
Plus: Second Lien	150.0
Less: Cash and Cash Equivalents	1.6
Enterprise Value	**$965.1**

Valuation Statistics	*Metric*	*Multiple*
EV / LTM Adjusted EBITDA(4)	$281	3.43x
EV / Proved Reserves ($/Mcfe)(2)	1,416	$0.68
EV / 1Q22 Production ($/Mcfe/d)	226	$4,275

Credit Statistics	*Metric*	*Multiple*
Total Debt / LTM Adjusted EBITDA(4)	$281	1.24x
Proved PV-10 / Total Debt(3)	$2,353	6.72x
PDP PV-10 / Total Debt(3)	$1,025	2.93x

Straightforward capital structure with improving metrics

Note: Borrowing base amount reflects Spring 2022 redetermination. Does not include announced transactions

(1) Cash and debt balance as of 3/31/22

(2) Reserves as of 12/31/21

(3) PV-10 based on 12/31/21 reserves and strip pricing as of 4/5/22

(4) LTM Adjusted EBITDA of $281.4 million includes $25.3 million of contributions from closed acquisitions

Attractive Valuation vs. Peers

SBOW LISTED NYSE

Increased scale achieved through accretive acquisitions positions SilverBow for re-rating in line with peer medians on multiple metrics

EV / 2022E EBITDA[(1)]



6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G
Pro Forma SilverBow

2022E FCF Yield[(1)(2)]



30%
25%
20%
15%
10%
5%
0%
Pro Forma SilverBow
Peer A
Peer B
Peer C
Peer D
Peer E
Peer F
Peer G

SilverBow presents compelling investment with ability to unlock value while building size and scale

Source: Estimates per FactSet as of 4/5/22
Note: Peers (in alphabetical order) include: Callon Petroleum, Comstock Resources, Earthstone Energy, Gulfport Energy, Magnolia Oil & Gas, Ranger Oil, and SM Energy
(1) Pro Forma SilverBow EBITDA and FCF based on 2022E management projections based on strip pricing as of 4/5/22, assuming full year contribution from Sundance and SandPoint
(2) SilverBow defines FCF Yield as 2022E FCF / Market Capitalization as of 4/5/22

SilverBow's Value Proposition

SilverBow RESOURCES®

Pure Play Eagle Ford E&P

Established operator with deep technical experience and in-basin knowledge

Balanced Commodity Mix

Inventory provides optionality in capital allocation based on prevailing commodity prices

Focus on Costs & Margins

Competitive cost structure with relentless focus on margins and capital efficiency

Exposure to Premium Markets

Competitive advantage from exposure to premium Gulf Coast pricing

Returns Driven

Maximize return on capital investments through repeat execution and financial discipline

Consistently generating cash flow with high margins and a leading cost profile



Appendix

2Q22 Guidance – SilverBow Standalone

SBOW LISTED NYSE

	ACTUAL					GUIDANCE
	2Q21	3Q21	4Q21	FY21	1Q22	2Q22
Production Volumes:						
Oil (Bbls/d)	2,745	4,001	5,750	4,005	4,769	3,850 - 4,050
Gas (MMcf/d)	174	164	184	166	173	175 - 185
NGL (Bbls/d)	3,645	4,038	5,258	4,033	3,994	3,550 - 3,700
Total Reported Production (MMcfe/d)	**213**	**212**	**250**	**214**	**226**	219 - 232
% Gas	*82%*	*77%*	*74%*	*77%*	*77%*	*80%*
Product Pricing:						
Crude Oil NYMEX Differential ($/Bbl)	($2.45)	($2.02)	($1.54)	($0.45)	($1.70)	($1.50) - $1.50
Natural Gas NYMEX Differential ($/Mcf)	$0.10	$0.13	($0.19)	$0.58	$0.01	($0.20) - ($0.10)
Natural Gas Liquids (% of WTI)	33%	44%	43%	41%	37%	35% - 39%
Costs & Expenses:						
Lease Operating Expenses ($/Mcfe)	$0.29	$0.38	$0.37	$0.35	$0.48	$0.45 - $0.49
Transportation and Processing ($/Mcfe)	$0.32	$0.30	$0.30	$0.31	$0.31	$0.28 - $0.32
Production Taxes (% of Revenue)	5.1%	4.9%	4.8%	4.7%	6.0%	5.0% - 6.0%
Cash G&A ($MM)	$3.6	$4.1	$5.7	$17.2	$3.7	$3.7 - $4.2

Note: Table represents as-reported figures

Note: 2Q22 guidance reflects standalone SilverBow only. Updated guidance will be provided upon closing of Sundance acquisition

Hedging Summary

SBOW LISTED NYSE

Current Hedge Position[1]

	2Q 2022 (3 Months)	3Q 2022 (3 Months)	4Q 2022 (3 Months)	1Q 2023 (3 Months)	2Q 2023 (3 Months)	3Q 2023 (3 Months)	4Q 2023 (3 Months)	1Q 2024 (3 Months)	2Q 2024 (3 Months)	3Q 2024 (3 Months)	4Q 2024 (3 Months)
NYMEX HH GAS											
Swaps											
Gas (MMBtu)	4,395,000	5,372,100	3,680,000	900,000	1,820,000	2,760,000	3,680,000	546,000	5,005,000	5,060,000	5,060,000
Wt Avg Price	$3.20	$3.82	$4.18	$7.12	$4.68	$4.67	$4.84	$4.95	$3.87	$3.94	$4.21
Collars											
Gas (MMBtu)	6,156,500	7,659,000	8,685,076	11,047,000	10,135,550	9,839,400	8,625,000	5,005,000			
Wt Avg Ceiling	$2.74	$3.23	$3.43	$4.99	$3.73	$3.89	$4.36	$5.58			
Wt Avg Floor	$2.29	$2.81	$2.87	$3.43	$3.07	$3.24	$3.48	$3.68			
NYMEX WTI OIL											
Swaps											
Oil (Bbls)	136,500	322,600	368,000	262,175	159,825	168,980	209,300	91,000	113,750	115,000	115,000
Wt Avg Price	$56.66	$59.85	$72.18	$75.30	$81.29	$76.11	$79.11	$83.50	$81.80	$79.96	$78.36
Collars											
Oil (Bbls)	161,350	46,000	46,000	45,000	111,475	46,000	46,000	36,400			
Wt Avg Ceiling	$55.16	$75.40	$73.60	$72.80	$66.32	$69.10	$67.55	$80.15			
Wt Avg Floor	$48.21	$70.00	$68.00	$65.00	$59.27	$63.00	$62.00	$70.00			
NGL											
Swaps											
NGLs (Bbls)	182,000	283,500	299,000	202,500	204,750	207,000	207,000	127,400	127,400	128,800	128,800
Wt Avg Price	$30.49	$34.05	$34.49	$34.57	$34.57	$34.20	$34.20	$29.39	$29.39	$29.39	$29.39
Oil Basis											
Swaps											
CMA Roll (Bbls)	309,400	312,800	266,800								
Wt Avg Price	$0.55	$0.62	$0.19								
Gas Basis											
Swaps											
HH-HSC (MMBtu)	3,640,000	3,680,000	3,680,000								
Wt Avg Price	($0.05)	($0.04)	($0.05)								

Note: Hedge portfolio as of 4/29/22 for SilverBow only

(1) The above analysis assumes 1 Mcf equals 1 MMBtu

Calculation of Adjusted EBITDA & Free Cash Flow

SBOW LISTED NYSE

($000s, except per unit metrics)	2021				2022
	2Q	3Q	4Q	FY	1Q
Net Income / (Loss)	**($19,951)**	**($35,943)**	**$114,274**	**$86,759**	**($64,255)**
Plus:					
DD&A	16,039	16,054	23,144	68,629	21,154
Accretion of ARO	74	77	80	306	99
Interest Expense	7,436	7,433	7,241	29,129	6,557
Loss / (Gain) on Commodity Derivatives, net	46,067	88,554	(29,862)	123,018	140,242
Realized Gain / Loss on Commodity Dertivatives, net[1]	(8,060)	(19,327)	(41,087)	(73,256)	(28,201)
Income Tax Expense / (Benefit)	-	(408)	6,806	6,398	(2,754)
Non-cash Equity Compensation	1,189	1,191	1,195	4,645	1,047
Adjusted EBITDA	**$42,794**	**$57,631**	**$81,791**	**$245,628**	**$73,889**
Plus:					
Cash Interest Expense & Bank Fees, Net	(9,259)	(6,995)	(8,247)	(30,924)	(5,816)
Capital Expenditures[2]	(26,157)	(51,330)	(20,055)	(130,503)	(40,358)
Current Income Tax (Expense) / Benefit	-	408	(594)	(186)	(149)
Free Cash Flow	**$7,378**	**($286)**	**$52,895**	**$84,015**	**$27,566**
Adjusted EBITDA	**$42,794**	**$57,631**	**$81,791**	**$245,628**	**$73,889**
Plus:					
Pro Forma Contribution From Acquisitions	11,322	10,448	3,573	40,977	-
Adjusted EBITDA for Leverage Ratio[3]	**$54,116**	**$68,079**	**$85,364**		**$73,889**

Note: Table represents as-reported figures

(1) Amounts relate to settled contracts covering the production months during the period

(2) Excludes proceeds/(payments) related to the divestiture/(acquisition) of oil and gas properties and equipment, outside of regular way land and leasing costs

(3) LTM Adjusted EBITDA for Leverage Ratio does not include amortization of previously unwound derivative contracts beginning 1Q22

Calculation of Cash General & Administrative Expenses

SBOW LISTED NYSE

($000s, except per unit metrics)	2021				2022
	2Q	3Q	4Q	FY	1Q
General and administrative, net	**$4,834**	**$5,257**	**$6,927**	**$21,799**	**$4,786**
Less:					
Non-cash Equity Compensation	(1,189)	(1,191)	(1,195)	(4,645)	(1,047)
Cash general and administrative, net	**$3,645**	**$4,066**	**$5,732**	**$17,154**	**$3,740**
General and administrative, net (per Mcfe)	**$0.25**	**$0.27**	**$0.30**	**$0.28**	**$0.24**
Less:					
Non-cash Equity Compensation (per Mcfe)	($0.06)	($0.06)	($0.05)	($0.06)	($0.06)
Cash general and administrative, net (per Mcfe)	**$0.19**	**$0.21**	**$0.25**	**$0.22**	**$0.18**

Note: Table represents as-reported figures

SBOWay

ONE TEAM

UNLEASH POTENTIAL

DRIVE VALUE

LEAD THE WAY

SAFETY STRONG

Corporate Information

CORPORATE HEADQUARTERS

SilverBow Resources, Inc.
920 Memorial City Way, Suite 850
Houston, Texas 77024
(281) 874-2700 or (888) 991-SBOW
www.sbow.com

CONTACT INFORMATION

Jeff Magids
Director of Finance & Investor Relations
(281) 423-0314
IR@sbow.com

Chris Denison
Senior Financial Analyst
(281) 423-0304
IR@sbow.com

SilverBow RESOURCES®